EXHIBIT 32.1


   CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
    PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Dan River Inc. (the "Company") on Form 10-Q for the period ending October 2, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Chief Executive Officer of the Company hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     The foregoing certification is to the best knowledge of the undersigned.


                              /s/ Joseph L. Lanier, Jr.
                              --------------------------
                              Joseph L. Lanier, Jr.
                              Chief Executive Officer

                              November 22, 2004